                                 EXHIBIT 10(b)

                              TERMINATION OF LEASE


         This Termination of Lease is entered into as of June 22, 1995 with respect to the May 1, 1993 Lease Agreement (the "Interim Lease") between Atlantic Southeast Airlines, Inc. ("ASA"), and Antoine Finance Corporation ("AFC").

         Terms that are defined in the Interim Lease have the same meanings when used in this Termination of Lease.

         The Interim Lease and Lease Supplements Nos. 1-9 thereto were recorded with the Federal Aviation Administration ("FAA") under the Federal Aviation Act on the dates and with the conveyance numbers shown on the attached "Schedule of FAA Recording Information".

         ASA and AFC hereby terminate the Interim Lease, as so supplemented, with respect to the aircraft, engines, and propellers covered thereby, effective upon the filing of this Termination of Lease with the FAA.

         This Termination of Lease may be executed in separate counterparts.

         This Termination of Lease is being delivered in Georgia and shall in all respects be governed by, and construed in accordance with, the laws of Georgia (excluding any conflicts-of-laws rule that would apply the laws of any other jurisdiction).

         IN WITNESS WHEREOF, ASA and AFC have executed this Termination of
Lease.

                                 ATLANTIC SOUTHEAST AIRLINES, INC.


                                 By: /s/ Ronald V. Sapp
                                     -------------------------------------
                                         Title: Vice President-Finance and
                                                Treasurer



                                 ANTOINE FINANCE CORPORATION


                                 By: /s/ Kim E. Lutthans
                                     -------------------------------------
                                         Title: Vice President

                                           SCHEDULE OF FAA RECORDING INFORMATION

Document                                   Recording Date                         Conveyance No.
--------                                   --------------                         --------------
Lease Agreement,                           May 10, 1993                              N00567
dated as of May 1,
1993, with Lease
Supplement No. 1,
dated May 10, 1993

Lease Supplement No. 2,                    May 26, 1993                              V87521
dated May 12, 1993

Lease Supplement No. 3,                    May 26, 1993                              V87523
dated May 26, 1993

Lease Supplement No. 4,                    June 16, 1993                             JJ08238
dated June 16, 1993

Lease Supplement No. 5,                    June 23, 1993                             JJO8289
dated June 23, 1993

Lease Supplement No. 6,                    July 22, 1993                             KK18253
dated July 21, 1993

Lease Supplement No. 7,                    August 26, 1993                           E16305
dated August 25, 1993

Lease Supplement No. 8,                    September 29, 1993                        X121347
dated September 9, 1993

Lease Supplement No. 9,                    September 23, 1993                        DD004923
dated September 23, 1993
